UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2003 (October 22, 2003)

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3380 Central Expressway, Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

(408) 731-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit Number	Description

99.1	Press Release issued by Affymetrix, Inc. dated October 22, 2003.

Item 9.  REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished Under Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On October 22, 2003, Affymetrix, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the quarter ended September 30, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished in Items 9 and 12 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into Affymetrix’ filings with the SEC under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

	By:	/s/ Barbara A. Caulfield
Name: Barbara A. Caulfield
Title: Executive Vice President and General Counsel
Date: October 22, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Affymetrix, Inc. dated October 22, 2003.